Oppenheimer Discovery Fund

Supplement dated February 26, 2014 to the

Prospectus and Statement of Additional Information, each dated January 28, 2014

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Discovery Fund (the “Fund”), each dated January 28, 2014, and is in addition to any other supplement(s).

Effective February 28, 2014:

1.	The section titled “Portfolio Manager” on page 5 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers. Ronald J. Zibelli, Jr., CFA, has been Vice President of the Fund since June 2006 and the lead portfolio manager of the Fund since May 2006. Ash Shah, CFA, CPA, has been a co-portfolio manager of the Fund since February 2014.

2.	The section titled “Portfolio Manager” on page 10 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers. The Fund's portfolio is managed by Ronald J. Zibelli, Jr., CFA and Ash Shah, CFA, CPA, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Zibelli has been a Vice President of the Fund since June 2006 and the lead portfolio manager of the Fund since May 2006. Mr. Shah has been a co-portfolio manager of the Fund since February 2014.

Mr. Zibelli has been a Senior Vice President since January 2014 and a Senior Portfolio Manager of the Sub-Adviser since May 2006. He was a Vice President of the Sub-Adviser from May 2006 to January 2014. Prior to joining the Sub-Adviser, he spent six years at Merrill Lynch Investment Managers, during which time he was a Managing Director and Small Cap Growth Team Leader, responsible for managing 11 portfolios. Prior to joining Merrill Lynch Investment Managers, Mr. Zibelli spent 12 years with Chase Manhattan Bank, including two years as Senior Portfolio Manager (U.S. Small Cap Equity) at Chase Asset Management. Mr. Zibelli is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Mr. Shah has been a Senior Portfolio Manager of the Sub-Adviser since January 2014 and a Vice President of the Sub-Adviser since February 2006. Mr. Shah was a Senior Research Analyst of the Sub-Adviser from February 2006 to January 2014. Prior to joining the Sub-Adviser, Mr. Shah was a Vice President and Senior Analyst with Merrill Lynch Investment Managers. Prior to that, he was a Vice President and Senior Analyst with BlackRock Financial Management.

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

3.	The section titled “Portfolio Manager” on page 39 of the SAI is deleted in its entirety and replaced by the following:

Portfolio Managers. The Fund is managed by Ronald J. Zibelli, Jr. and Ash Shah (the “Portfolio Managers”) who are responsible for the day-to-day management of the Fund’s investments.

•	Other Accounts Managed. In addition to managing the Fund’s investment portfolio, the Portfolio Managers may also manage other investment portfolios and accounts on behalf of the Sub-Adviser or its affiliates. The following table provides information regarding those other portfolios and accounts as of September 30, 2013. No portfolio or account has an advisory fee based on performance:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[2]	Other Accounts Managed	Total Assets in Other Accounts Managed[3]
Ronald J. Zibelli, Jr.	5	$1.66[1]	1	$32.41	0	$0
Ash Shah[4]	0	$0	0	0	0	$0

1.	In billions.
2.	In millions.
3.	Does not include personal accounts of the portfolio manager and his/her family, which are subject to the Code of Ethics.
4.	Because Mr. Shah became a Portfolio Manager as of February 2014, his information is shown as of January 31, 2014.

4.	The section titled “Ownership of Fund Shares” beginning on page 40 of the SAI is deleted in its entirety and replaced by the following:
•	Ownership of Fund Shares. As of September 30, 2013, the Portfolio Manager(s) beneficially owned shares of the Fund as follows:
Portfolio Manager	Range of Shares Beneficially Owned in the Fund
Ronald J. Zibelli, Jr.	$500,001 - $1,000,000
Ash Shah*	$50,001 - $100,000

* Because Mr. Shah became a Portfolio Manager as of February 2014, his information is shown as of January 31, 2014.

February 26, 2014                                                                        PS0500.041